U.S. Bancorp 4Q11 Earnings Conference Call U.S. Bancorp 4Q11 Earnings Conference Call January 18, 2012 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by continued
deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

4Q11 Earnings
Conference Call
4Q11 Highlights
Net income of $1.4 billion; $0.69 per diluted common share
Results included two notable items; net, items added $0.05 per diluted common share
• $263 million merchant settlement gain
• $130 million expense accrual related to mortgage servicing matters
Record total net revenue of $5.1 billion, up 8.1% vs. 4Q10 (4.7% excluding notable items)
• Net interest income growth of 7.0% vs. 4Q10
• Noninterest income growth of 9.4% vs. 4Q10
Average loan growth of 5.9% (5.5% excluding acquisitions) vs. 4Q10 and average loan growth of 2.4% vs. 3Q11
Strong average deposit growth of 17.3% (11.7% excluding acquisitions) vs. 4Q10 and average deposit growth of 3.7% vs. 3Q11
Net charge-offs declined 7.0% vs. 3Q11 and nonperforming assets (excluding covered assets) declined 15.2% vs. 3Q11
Capital generation continues to strengthen capital position
• Tier 1 common equity ratio of 8.6% (8.2% under anticipated Basel III guidelines)
• Tier 1 capital ratio of 10.8%
• Repurchased 6 million shares of common stock during 4Q11

4Q11 Earnings
Conference Call
2011 Full Year Highlights
Record net income of $4.9 billion; $2.46 per diluted common share
Record total net revenue of $19.1 billion, up 5.3% vs. 2010
• Net interest income growth of 5.7% vs. 2010
• Noninterest income growth of 4.8% vs. 2010
Average loan growth of 4.4% (3.9% excluding acquisitions) vs. 2010
Strong average deposit growth of 15.4% (10.6% excluding
acquisitions) vs. 2010
Net charge-offs declined 32.0% vs. 2010 and nonperforming assets
(excluding covered assets) declined 23.2% vs. 2010
Capital generation continues to strengthen capital position
• Tier 1 common equity ratio of 8.6% vs. 7.8% in 2010
• Repurchased 22 million shares of common stock during 2010

4Q11 Earnings
Conference Call
Performance Ratios
16.8%
16.1%
15.9%
14.5%
13.7%
1.62%
1.57%
1.54%
1.38%
1.31%
0%
5%
10%
15%
20%
4Q10 1Q11 2Q11 3Q11 4Q11
0%
1%
2%
3%
4%
52.7%
51.5%
51.6%
51.1%
52.5%
3.60%
3.65%
3.67%
3.69%
3.83%
30%
40%
50%
60%
70%
4Q10 1Q11 2Q11 3Q11 4Q11
1%
2%
3%
4%
5%
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

4Q11 Earnings
Conference Call
4Q11  3Q11  2Q11  1Q11  4Q10
Shareholders' equity 34.0 $      33.2 $      32.5 $      30.5 $      29.5 $
Tier 1 capital 29.2         28.1         27.8         26.8         25.9
Total risk-based capital 36.1         35.4         35.1         34.2         33.0
Tier 1 common equity ratio 8.6% 8.5% 8.4% 8.2% 7.8%
Tier 1 capital ratio 10.8% 10.8% 11.0% 10.8% 10.5%
Total risk-based capital ratio 13.3% 13.5% 13.9% 13.8% 13.3%
Leverage ratio 9.1% 9.0% 9.2% 9.0% 9.1%
Tangible common equity ratio 6.6% 6.6% 6.5% 6.3% 6.0%
Tangible common equity as a
    percent of risk-weighted assets 8.1% 8.1% 8.0% 7.6% 7.2%
Tier 1 common equity ratio 8.2% 8.2% 8.1% 7.7% 7.3%
    using anticipated Basel III definition
Capital Position
$ in billions

4Q11 Earnings
Conference Call
150
170
190
210
230
4Q10 1Q11 2Q11 3Q11 4Q11
Loans Deposits
Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
4Q11 Acquisition Adjusted
Loan Growth = 5.5%
Deposit Growth = 11.7%
2.4%
$197.6
4.0%
$198.8
5.0%
$202.2
5.9%
$207.0
2.0%
$195.5
11.9%
$204.3
14.2%
$209.4
17.9%
$215.4
17.3%
$223.3
5.2%
$190.3
$ in billions

4Q11 Earnings
Conference Call
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Growth
7.9% 4.6% 3.8% 4.5% 8.1%
$ in millions
4,721
4,519
4,690
4,795
5,104
3,500
4,000
4,500
5,000
5,500
4Q10 1Q11 2Q11 3Q11 4Q11
USB Record
Revenue 4Q11

4Q11 Earnings
Conference Call
Credit Quality
-15%
-7%
-6%
22%
34%
31%
33%
37%
23%
12%
5%
2%
-7%
-5%
-6%
-5%
-800
-400
0
400
800
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
-40%
-20%
0%
20%
40%
-7%
-10%
-7%
-14%
-6%
-11%
-2%
2%
7%
12%
18%
25%
27%
26%
35%
30%
-160
-80
0
80
160
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
-40%
-20%
0%
20%
40%
$ in millions, linked quarter change
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC), 1Q11 change in NPAs excludes FCB acquisition ($287 million)
Change in Net Charge-offs Change in Nonperforming Assets*
NCO $ Change (Left Scale)
NCO % Change (Right Scale)
NPA $ Change (Left Scale)
NPA % Change (Right Scale)
103 68
(21)
25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357
(261)
(119)
(171)
(58)
(212)
(132)
(159)
(78)
(217)
(58)
(226)
(47)
(462)

4Q11 Earnings
Conference Call
Credit Quality - Outlook
The Company expects the level of Net Charge-offs to trend modestly lower and Nonperforming Assets to trend lower during 1Q12
-8%
-9%
-1%
-11%
-8%
-6%
18%
23%
16%
36%
28%
0%
6%
0%
-1%
-16%
-40.0%
-20.0%
0.0%
20.0%
40.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Delinquencies* Changes in Criticized Assets*
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
1Q11 change in criticized assets excludes FCB acquisition
0.73%
0.69%
1.06%1.04%
1.18%
1.62%
1.70%
1.45%
1.44%
1.48%
1.34%
1.11%
1.00%
1.04%
0.84%
0.72%
0.43%
0.43%
0.43%
0.41%
0.46%
0.56%
0.68%
0.72%
0.78%
0.88%
0.78%
0.72%
0.66%
0.61%
0.52%
0.44%
0.0%
0.5%
1.0%
1.5%
2.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
30 to 89 days 90+ days

4Q11 Earnings
Conference Call
FY FY
4Q11 3Q11 4Q10 vs 3Q11 vs 4Q10 2011 2010 % B/(W)
Net Interest Income 2,673 $    2,624 $    2,499 $    1.9           7.0           10,348 $  9,788 $    5.7
Noninterest Income 2,431       2,171       2,222       12.0         9.4           8,760       8,360       4.8
Total Revenue 5,104       4,795       4,721       6.4           8.1           19,108     18,148     5.3
Noninterest Expense 2,696       2,476       2,485       (8.9)          (8.5)          9,911       9,383       (5.6)
Operating Income 2,408       2,319       2,236       3.8           7.7           9,197       8,765       4.9
Net Charge-offs 622          669          937          7.0           33.6         2,843       4,181       32.0
Excess Provision (125)         (150)         (25)           -- -- (500)         175          --
Income before Taxes 1,911       1,800       1,324       6.2           44.3         6,854       4,409       55.5
Applicable Income Taxes 583          548          368          (6.4)          (58.4)        2,066       1,144       (80.6)
Noncontrolling Interests 22            21            18            4.8           22.2         84            52            61.5
Net Income 1,350       1,273       974          6.0           38.6         4,872       3,317       46.9
Preferred Dividends/Other 36            36            23            -             (56.5)        151          (15)           --
NI to Common 1,314 $    1,237 $    951 $       6.2           38.2         4,721 $    3,332 $    41.7
Diluted EPS 0.69 $      0.64 $      0.49 $      7.8           40.8         2.46 $      1.73 $      42.2
Average Diluted Shares 1,911       1,922       1,922       0.6           0.6           1,923       1,921       (0.1)
% B/(W)
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis

4Q11 Earnings
Conference Call
4Q11 Results - Key Drivers
vs. 4Q10
Net Revenue growth of 8.1% (4.7% excluding notable items)
• Net interest income growth of 7.0%; net interest margin of 3.60% vs. 3.83%
• Noninterest income growth of 9.4% (2.1% excluding notable items)
Noninterest expense growth of 8.5% (3.3% excluding notable items)
Provision for credit losses lower by $415 million
• Net charge-offs lower by $315 million
• Provision lower than NCOs by $125 million vs. provision lower than NCOs by $25 million in 4Q10
vs. 3Q11
Net Revenue growth of 6.4% (1.0% excluding notable items)
• Net interest income growth of 1.9%; net interest margin of 3.60% vs. 3.65%
• Noninterest income growth of 12.0% (-0.1% excluding notable items)
Noninterest expense growth of 8.9% (3.6% excluding notable items)
Provision for credit losses lower by $22 million
• Net charge-offs lower by $47 million
• Provision lower than NCOs by $125 million vs. provision lower than NCOs by $150 million in 3Q11

4Q11 Earnings
Conference Call
FY FY
4Q11 3Q11 4Q10 2011 2010
Revenue Items
Securities gains (losses), net (9) $        (9) $        (14) $      (31) $      (78) $
Merchant processing agreement settlement 263        -             -             263        -
Gain related to FCB acquisition -             -             -             46          -
Nuveen transaction -             -             103        -             103
Expense Items
Mortgage servicing matters 130        -             -             130        -
ITS transaction debt extinguishment and expense -             -             -             -             18
Incremental Provision
(125)       (150)       (25)         (500)       175
ITS transaction equity impact (net of tax)* -             -             -             -             118
Notable Items
$ in millions
* Not a component of net income, but does impact net income applicable to U.S. Bancorp common shareholders and earnings per diluted common share

4Q11 Earnings
Conference Call
Net Interest Income
2,499
2,507
2,544
2,624
2,673
3.83%
3.69%
3.67%
3.65%
3.60%
1,000
1,500
2,000
2,500
3,000
4Q10 1Q11 2Q11 3Q11 4Q11
2.0%
3.0%
4.0%
5.0%
6.0%
Net Interest Income Net Interest Margin
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 4Q10
Average earning assets grew by $35.3 billion,
or 13.6% (13.1% excluding acquisitions)
Net interest margin lower by 23 bp (3.60% vs.
3.83%) driven by:
• Higher balances in lower yielding investment
securities
• Higher cash position at the Federal Reserve
vs. 3Q11
Average earning assets grew by $8.8 billion,
or 3.1%
Net interest margin lower by 5 bp (3.60% vs.
3.65%) driven by:
• Higher balances in lower yielding investment
securities
Year-Over-Year Growth
5.9% 4.3% 5.6% 5.9% 7.0%

4Q11 Earnings
Conference Call
Covered Commercial CRE Res Mtg Retail
Credit Card
Average Loans
15.8% 11.9%
8.0%
3.0% (4.5%)
3.5%
4.0%
3.9% 3.0% 1.6%
22.2%
22.0%
22.0%
20.3%
15.8%
(0.8%)
(2.7%)
(2.7%)
(1.5%)
0.0%
(0.5%)
1.1%
1.9%
1.9%
3.1%
0
60
120
180
240
4Q10 1Q11 2Q11 3Q11 4Q11
Average Loans Key Points
$ in billions
Year-Over-Year Growth
2.0% 2.4% 4.0% 5.0% 5.9%
$202.2 $207.0
$195.5 $197.6 $198.8
Retail
Res Mtg
Covered
CRE
Commercial
vs. 4Q10
Average total loans grew by $11.5 billion, or
5.9% (5.5% excluding acquisitions)
Average total loans, excluding covered loans,
were higher by 8.5%
Average commercial loans increased $7.6 billion,
or 15.8% (15.6% excluding acquisitions)
vs. 3Q11
Average total loans grew by $4.8 billion, or 2.4%
Average total loans, excluding covered loans,
were higher by 3.0%
Average commercial loans grew by $2.9 billion,
or 5.6%
Credit Card

4Q11 Earnings
Conference Call
Average Deposits
0.3% 1.0%
5.1% 1.9%
(7.4%)
14.2% 17.4%
11.8%
11.6%
2.9%
10.1%
11.0%
17.3% 17.2%
17.5%
48.2%
47.5% 22.1%
16.3%
4.8%
0
60
120
180
240
4Q10 1Q11 2Q11 3Q11 4Q11
Average Deposits Key Points
$ in billions
Year-Over-Year Growth
5.2% 11.9% 14.2% 17.9% 17.3%
$215.4
$223.3
$190.3
$204.3
$209.4
Noninterest
-bearing
Checking
& Savings
Time
Money
Market
vs. 4Q10
Average total deposits increased by $33.0
billion, or 17.3% (11.7% excluding acquisitions)
Average low cost deposits (NIB, interest
checking, money market and savings),
increased by $32.9 billion, or 22.2% (16.1%
excluding acquisitions)
vs. 3Q11
Average total deposits increased by $7.9
billion, or 3.7%
Average low cost deposits increased by $9.5
billion, or 5.5%
Time Money Market Checking & Savings Noninterest-bearing

4Q11 Earnings
Conference Call
32.8%
21.2%
8.4%
(13.1%)
(1.1%)
0
700
1400
2100
2800
4Q10 1Q11 2Q11 3Q11 4Q11
4Q10 1Q11 2Q11 3Q11 4Q11
Valuation losses (14) $      (5) $        (8) $        (9) $        (9) $
Other non-operating gains 103         46           -             -             263
Total 89 $        41 $        (8) $        (9) $        254 $
Notable Noninterest Income Items
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
Noninterest Income
Noninterest Income Key Points
$ in millions
Year-Over-Year Growth
10.2% 4.9% 1.7% 2.9% 9.4%
$2,146
$2,431
$2,171 $2,222
$2,012
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing services;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 4Q10
Noninterest income grew by $209 million, or 9.4%, driven by:
• Deposit service charges (18.8% growth)
• Merchant processing services (17.0% growth)
• Commercial products revenue (5.8% growth)
• Lower credit and debit card revenue (21.2% decline) due to the impact of legislative changes to debit interchange fees
• Lower trust and investment mgmt fees (13.1% decline)
primarily due to the sale of the long-term asset mgmt
business (4Q10) and money market account fee waivers
• Mortgage banking revenue increase of $53 million
$43 million increase in origination and sales revenue
Unfavorable net change in MSR valuation and related hedging
(hedge $33 4Q11 vs. $41 4Q10)
• Merchant settlement gain ($263 million) partially offset by
Nuveen gain ($103 million 4Q10)
vs. 3Q11
Noninterest income grew by $260 million, or 12.0%, driven by:
• Mortgage banking revenue increase of $58 million
$58 million increase in origination and sales revenue
Favorable net change in MSR valuation and related hedging
(hedge $33 4Q11 vs. $7 3Q11)
• Merchant processing services (11.8% growth)
• Lower credit and debit card revenue (20.1% decline)
• Lower corporate payment products revenue (15.8%
decline) and deposit service charges (6.6% decline), both
primarily due to seasonality and lower transaction volumes
• Merchant settlement gain ($263 million)

4Q11 Earnings
Conference Call
Noninterest Expense
10.3%
4.3%
13.9%
5.1%
7.6%
0
700
1400
2100
2800
4Q10 1Q11 2Q11 3Q11 4Q11
Noninterest Expense Key Points
$ in millions
Year-Over-Year Growth
11.5% 8.3% 2.0% 3.8% 8.5%
$2,425
$2,476
$2,696
$2,485
$2,314
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
All Other
Tech and Comm
Compensation
and Benefits
vs. 4Q10
Noninterest expense was higher by $211 million,
or 8.5%, driven by:
• Increased compensation (5.8%) and employee
benefits (18.1%)
• Increase in net occupancy and equipment (5.1%) related
to business expansion and technology initiatives
• Increase in professional services (35.1%) due to
mortgage servicing-related projects
• Other expense higher primarily due to an accrual for
mortgage servicing matters ($130 million), partially
offset by lower costs related to insurance and litigation
vs. 3Q11
Noninterest expense was higher by $220 million,
or 8.9%, driven by:
• Higher compensation (3.5%) principally due to additions
to staff and higher incentives
• Increase in professional services (31.0%) due to
mortgage servicing-related projects and seasonally
higher expenses and increase in marketing and
business development expenses (9.8%) due to an
increase in the contribution to the Company’s charitable
foundation
• Other expense higher principally due to an accrual for
mortgage servicing matters
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
4Q10 1Q11 2Q11 3Q11 4Q11
Mortgage servicing matters - $          - $          - $          - $          130 $
Total - $          - $          - $          - $          130 $
Notable Noninterest Expense Items

4Q11 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 4Q11 3Q11 2Q11 1Q11 4Q10
Beginning Reserve $162 $173 $181 $180 $147
Net Realized Losses (31) (31) (43) (32) (27)
Additions to Reserve 29 20 35 33 60
Ending Reserve $160 $162 $173 $181 $180
Mortgages
repurchased
and make-whole
payments $61 $57 $72 $90 $69
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $105 million
Repurchase requests expected to
remain relatively stable over next
few quarters

Proven performance

Building momentum

Positioned to Win!

usbancorp

20 4Q11 Earnings Conference Call Positioned to Win

21 4Q11 Earnings Conference Call Appendix

4Q11 Earnings
Conference Call
Credit Quality
- Commercial Loans
41,700
42,683
44,135
46,484
49,437
1.11%
1.19%
0.75%
0.77%
0.41%
0
15,000
30,000
45,000
60,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Nonperforming loans continued to improve year-over-year and on a linked quarter basis while delinquencies have remained stable year-over-year
Net charge-offs improved significantly from the prior quarter
Loan balances and commitments showed strong growth;
utilization rates remain historically low
4Q10 3Q11 4Q11
Average Loans 41,700 46,484 49,437
30-89 Delinquencies 0.57% 0.34% 0.48%
90+ Delinquencies 0.15% 0.09% 0.09%
Nonperforming Loans 1.23% 0.71% 0.55%
20%
25%
30%
35%
40%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Revolving Line Utilization Trend
$ in millions

4Q11 Earnings
Conference Call
Credit Quality
- Commercial Leases
6,012
6,030
5,919
5,860 5,834
1.12%
0.94%
0.88%
0.61%
1.43%
0
2,000
4,000
6,000
8,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs increased this quarter primarily due to a single transaction, but overall credit quality continued to improve as nonperforming loans declined on a linked quarter and year-over-
year basis
4Q10 3Q11 4Q11
Average Loans 6,012 5,860 5,834
30-89 Delinquencies 1.34% 0.93% 0.96%
90+ Delinquencies 0.02% 0.02% 0.00%
Nonperforming Loans 1.27% 0.68% 0.54%
$ in millions
Equipment
Finance
$2,385
Small Ticket
$3,449

4Q11 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs and nonperforming loans decreased on a linked quarter and on a year-over-year basis
Delinquencies in all categories decreased on a linked quarter basis
4Q10 3Q11 4Q11
Average Loans 34,577 35,569 35,802
30-89 Delinquencies 1.20% 0.44% 0.38%
90+ Delinquencies 0.00% 0.08% 0.04%
Nonperforming Loans 3.73% 3.43% 2.51%
Performing TDRs* 15 459 537
$ in millions
Multi-family
$1,540
Other
$981
Office
$756
A&D
Construction
$958
Retail
$814
Condo
Construction
$301
Residential
Construction
$1,049
Investor
$18,120
Owner
Occupied
$11,283
CRE Mortgage CRE Construction
Average Loans Net Charge-offs Ratio
NCO Ratio - Comm Mtg NCO Ratio - Construction
* TDR = troubled debt restructuring, 3Q11 increase principally due to the impact of new accounting guidance adopted in that quarter
(FASB Accounting Standards Update No. 2011-02)
34,577
35,179
35,499 35,569
35,802
2.51%
1.44%
1.85%
1.39%
0.93%
0.50%
0.93%
0.90%
0.59%
1.33%
2.91%
3.43%
5.67%
4.61%
6.54%
4Q10 1Q11 2Q11 3Q11 4Q11
0.0%
2.5%
5.0%
7.5%
10.0%
0
10,000
20,000
30,000
40,000

4Q11 Earnings
Conference Call
2,002
1,938 1,939
1,890
1,804
0
1,000
2,000
3,000
4,000
4Q10 1Q11 2Q11 3Q11 4Q11
Credit Quality
- Residential Mortgage
29,659
31,777
32,734
34,026
36,256
1.75%
1.65%
1.46%
1.42%
1.30%
0
10,000
20,000
30,000
40,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 761, weighted average LTV 67%)
as average loans increased 6.6% over 3Q11, driven by demand for refinancing
Continued to help home owners by successfully modifying 3,618 loans (owned and serviced) in
4Q11, representing $619 million in balances
Nonperforming loans and delinquencies continue to improve
4Q10 3Q11 4Q11
Average Loans 29,659 34,026 36,256
30-89 Delinquencies 1.48% 1.09% 1.09%
90+ Delinquencies 1.63% 1.03% 0.98%
Nonperforming Loans 2.07% 1.85% 1.75%
Residential Mortgage
Performing TDRs
$ in millions
* Excludes GNMA loans, whose repayments are insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs ($1,265 million 4Q11)
*

4Q11 Earnings
Conference Call
4Q10 3Q11 4Q11
Average Loans 16,403 16,057 16,271
30-89 Delinquencies 1.60% 1.38% 1.37%
90+ Delinquencies 1.86% 1.28% 1.36%
Nonperforming Loans 1.36% 1.53% 1.29%
Credit Quality - Credit Card
16,403
16,124
15,884
16,057
16,271
6.65%
6.21%
5.45%
4.40%
4.71%
4.88%
4.54%
5.62%
6.45%
7.21%
0
5,000
10,000
15,000
20,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.0%
4.0%
8.0%
12.0%
16.0%
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
4Q11 net charge-offs are 30% lower than 4Q10
Overall delinquencies were relatively flat for the quarter and lower year-over-year
Nonperforming loans have improved for two consecutive quarters and are at their lowest level since 3Q10
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date
Average Loans Net Charge-offs Ratio
Net Charge-offs Ratio Excluding Acquired Portfolios*
Core Portfolio
$15,678
Portfolios Acquired
at Fair Value
$593

4Q11 Earnings
Conference Call
Credit Quality - Home Equity
19,119
18,801
18,634
18,510
18,281
1.67%
1.59%
1.64%
1.75%
1.72%
0
6,000
12,000
18,000
24,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong credit quality portfolio (weighted average FICO 747, weighted average CLTV 73%) originated primarily through the retail branch network to existing bank customers on their primary residence
Early and late stage delinquencies improved year-over-year
Net charge-offs modestly increased which is within seasonal expectations
4Q10 3Q11 4Q11
Average Loans 19,119 18,510 18,281
30-89 Delinquencies 0.93% 0.83% 0.90%
90+ Delinquencies 0.78% 0.67% 0.73%
Nonperforming Loans 0.19% 0.19% 0.22%
Consumer Finance: 13%
Wtd Avg LTV: 82%
NCO: 4.13%
$ in millions
Traditional: 87%
Wtd Avg LTV: 71%
NCO: 1.30%

4Q11 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans continued to increase as demand for new auto leases remained strong
Retail leasing delinquencies have stabilized at very low levels
Strong used auto values continue to contribute to historically low net charge-offs
4Q10 3Q11 4Q11
Average Loans 4,459 5,097 5,150
30-89 Delinquencies 0.37% 0.19% 0.19%
90+ Delinquencies 0.05% 0.02% 0.02%
Nonperforming Loans --% --% --%
$ in millions
90
100
110
120
130
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Manheim Used Vehicle Value Index*
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value
4,459
4,647
4,808
5,097
5,150
0.09%
0.09%
0.00%
-0.08%
0.00%
4Q10 1Q11 2Q11 3Q11 4Q11
-1.0%
0.0%
1.0%
2.0%
3.0%
Average Loans Net Charge-offs Ratio
0
2,000
4,000
6,000

4Q11 Earnings
Conference Call
Credit Quality - Other Retail
24,983
24,691
24,498
24,773
24,901
1.45%
1.33%
1.16%
1.11%
1.19%
0
7,000
14,000
21,000
28,000
4Q10 1Q11 2Q11 3Q11 4Q11
0.0%
1.5%
3.0%
4.5%
6.0%
Average Loans Net Charge-offs Ratio
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average balances modestly increased during the quarter
Both early and late state delinquency performance remain stable
Net charge-offs and nonperforming loans remain stable
4Q10 3Q11 4Q11
Average Loans 24,983 24,773 24,901
30-89 Delinquencies 0.85% 0.67% 0.68%
90+ Delinquencies 0.26% 0.20% 0.20%
Nonperforming Loans 0.12% 0.12% 0.11%
Installment
$5,369
Auto Loans
$11,485
Revolving
Credit
$3,331
Student
Lending
$4,716
$ in millions

4Q11 Earnings
Conference Call
$ in millions 4Q11  3Q11  2Q11  1Q11  4Q10
Total equity 34,971 $          34,210 $          33,341 $          31,335 $          30,322 $
Preferred stock (2,606)              (2,606)              (2,606)              (1,930)              (1,930)
Noncontrolling interests (993)                  (980)                  (889)                  (828)                  (803)
Goodwill (net of deferred tax liability) (8,239)              (8,265)              (8,300)              (8,317)              (8,337)
Intangible assets (exclude mortgage servicing rights) (1,217)              (1,209)              (1,277)              (1,342)              (1,376)
Tangible common equity (a) 21,916             21,150             20,269             18,918             17,876
Tier 1 Capital, determined in accordance with prescribed
   regulatory requirements using Basel I definition 29,173             28,081             27,795             26,821             25,947
Trust preferred securities (2,675)              (2,675)              (3,267)              (3,949)              (3,949)
Preferred stock (2,606)              (2,606)              (2,606)              (1,930)              (1,930)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (687)                  (695)                  (695)                  (694)                  (692)
Tier 1 common equity using Basel I definition (b) 23,205             22,105             21,227             20,248             19,376
Tier 1 capital, determined in accordance with prescribed
   regulatory requirements using anticipated Basel III definition 25,639             24,902             23,931             21,855             20,854
Preferred stock (2,606)              (2,606)              (2,606)              (1,930)              (1,930)
Noncontrolling interests of real estate investment trusts (667)                  (667)                  (667)                  (667)                  (667)
Tier 1 common equity using anticipated Basel III definition (c) 22,366             21,629             20,658             19,258             18,257
Total assets 340,122           330,141           320,874           311,462           307,786
Goodwill (net of deferred tax liability) (8,239)              (8,265)              (8,300)              (8,317)              (8,337)
Intangible assets (exclude mortgage servicing rights) (1,217)              (1,209)              (1,277)              (1,342)              (1,376)
Tangible assets (d) 330,666           320,667           311,297           301,803           298,073
Risk-weighted assets, determined in accordance
  with prescribed regulatory requirements using Basel I definition (e) 271,333           261,115           252,882           247,486           247,619
Risk-weighted assets using anticipated Basel III definitions (f) 274,351           264,103           256,205           250,931           251,704
Ratios
Tangible common equity to tangible assets (a)/(d) 6.6% 6.6% 6.5% 6.3% 6.0%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(e) 8.6% 8.5% 8.4% 8.2% 7.8%
Tier 1 common equity to risk-weighted assets using anticipated Basel III definition (c)/(f) 8.2% 8.2% 8.1% 7.7% 7.3%
Tangible common equity to risk-weighted assets (a)/(e) 8.1% 8.1% 8.0% 7.6% 7.2%
4Q11 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
Anticipated Basel III definitions reflect adjustments for changes to the related elements as proposed in December 2010 by regulatory agencies
Non-Regulatory Capital Ratios

U.S. Bancorp 4Q11 Earnings Conference Call U.S. Bancorp 4Q11 Earnings Conference Call January 18, 2012